UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2016

DATE OF REPORTING PERIOD: July 31, 2016

ITEM 1. SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (61.1%)
	Consumer Discretionary (15.1%)
1,400,000	Altice Luxembourg, SA*^µ 7.750%, 05/15/22	$1,422,750
550,000	Argos Merger Sub, Inc.*^µ 7.125%, 03/15/23	575,781
	CalAtlantic Group, Inc.µ
5,500,000	6.625%, 05/01/20^	6,160,000
1,490,000	5.375%, 10/01/22	1,550,531
2,827,000	CCO Holdings, LLC / CCO Holdings Capital Corp.µ 6.625%, 01/31/22	2,996,620
1,359,000	Century Communities, Inc.µ 6.875%, 05/15/22	1,350,506
2,450,000	Charter Communications Operating, LLC / Charter Communications Operating Capital* 4.908%, 07/23/25	2,702,656
6,111,000	Cooper Tire & Rubber Company^µ 8.000%, 12/15/19	6,958,901
3,400,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	3,495,625
	DISH DBS Corp.µ
5,460,000	7.875%, 09/01/19	6,050,362
3,625,000	6.750%, 06/01/21	3,869,687
3,135,000	5.125%, 05/01/20	3,215,334
4,000,000	Dufry Finance, SCA*µ 5.500%, 10/15/20	4,140,000
	GameStop Corp.*^
1,575,000	6.750%, 03/15/21	1,601,578
1,500,000	5.500%, 10/01/19µ	1,531,875
2,334,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	2,421,525
610,000	Goodyear Tire & Rubber Companyµ 5.125%, 11/15/23	647,363
2,370,000	Hasbro, Inc.^µ 6.600%, 07/15/28	2,893,687
	L Brands, Inc.
3,000,000	7.600%, 07/15/37µ	3,213,750
1,200,000	6.875%, 11/01/35	1,274,250
850,000	5.625%, 02/15/22µ	940,844
680,000	6.950%, 03/01/33^µ	702,100
1,409,000	Liberty Interactive, LLCµ 8.250%, 02/01/30	1,535,810
	Meritage Homes Corp.µ
3,400,000	7.150%, 04/15/20^	3,725,125
1,908,000	7.000%, 04/01/22	2,097,608
2,500,000	MGM Resorts International 6.750%, 10/01/20	2,779,688
	Netflix, Inc.
2,825,000	5.375%, 02/01/21µ	3,029,813
2,346,000	5.500%, 02/15/22	2,502,889
2,300,000	Penske Automotive Group, Inc.µ 5.375%, 12/01/24	2,279,875
1,900,000	Reliance Intermediate Holdings, LP*µ 6.500%, 04/01/23	2,009,250
3,865,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	4,565,531

PRINCIPAL AMOUNT		VALUE

1,352,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	$1,455,090
3,500,000	Service Corp. International^µ 7.500%, 04/01/27	4,112,500
	SFR Group, SA*µ
2,800,000	6.000%, 05/15/22^	2,735,250
1,600,000	7.375%, 05/01/26	1,598,000
3,450,000	Sirius XM Radio, Inc.* 6.000%, 07/15/24	3,678,563
2,920,000	Six Flags Entertainment Corp.*µ 5.250%, 01/15/21	3,027,675
2,998,000	Taylor Morrison Communities, Inc.*µ 5.250%, 04/15/21	3,076,698
3,000,000	Time, Inc.*µ 5.750%, 04/15/22	2,932,500
4,249,000	Toll Brothers Finance Corp.µ 5.625%, 01/15/24	4,557,052
	ZF North America Capital, Inc.*µ
2,350,000	4.750%, 04/29/25	2,461,625
1,426,000	4.500%, 04/29/22	1,486,605

		115,362,872

	Consumer Staples (3.2%)
3,650,000	Fidelity & Guaranty Life Holdings, Inc.*µ 6.375%, 04/01/21	3,652,281
2,200,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	2,046,000
4,968,000	JBS USA, LLC*µ 7.250%, 06/01/21	5,148,090
5,400,000	Land O’Lakes, Inc.*µ 6.000%, 11/15/22	5,815,125
1,127,000	NBTY, Inc.* 7.625%, 05/15/21	1,153,062
	Post Holdings, Inc.
1,832,000	7.375%, 02/15/22	1,961,385
706,000	6.750%, 12/01/21*	756,744
670,000	7.750%, 03/15/24*µ	746,212
3,150,000	Smithfield Foods, Inc.µ 6.625%, 08/15/22	3,346,875

		24,625,774

	Energy (7.5%)
3,341,000	Atwood Oceanics, Inc.µ 6.500%, 02/01/20	2,470,252
1,200,000	Bill Barrett Corp. 7.000%, 10/15/22	875,250
2,050,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.*µ 6.125%, 11/15/22	1,938,531
2,500,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	1,148,438
2,250,000	Calfrac Holdings, LP*µ 7.500%, 12/01/20	1,421,719
	Carrizo Oil & Gas, Inc.µ
4,420,000	7.500%, 09/15/20	4,406,187
1,350,000	6.250%, 04/15/23	1,282,500
5,693,000	Cimarex Energy Company^µ~ 5.875%, 05/01/22	5,972,213
5,466,000	Drill Rigs Holdings, Inc.*^µ 6.500%, 10/01/17	2,521,192
	Energy Transfer Equity, LPµ
1,900,000	5.875%, 01/15/24	1,913,063

See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

875,000	5.500%, 06/01/27~	$852,578
4,750,000	Gulfmark Offshore, Inc.^ 6.375%, 03/15/22	1,911,875
2,520,000	Gulfport Energy Corp.µ~ 7.750%, 11/01/20	2,584,575
5,500,000	Laredo Petroleum, Inc.^ 7.375%, 05/01/22	5,407,187
3,100,000	MPLX, LP*µ 4.875%, 06/01/25	3,097,582
	Oasis Petroleum, Inc.µ
2,655,000	6.500%, 11/01/21	2,256,750
1,250,000	6.875%, 01/15/23^	1,057,813
2,270,000	Pacific Drilling, SA*^µ 5.375%, 06/01/20	598,713
2,749,000	Petroleum Geo-Services, ASA*µ 7.375%, 12/15/18	2,094,394
752,000	Rice Energy, Inc.µ 7.250%, 05/01/23	758,580
5,000,000	SEACOR Holdings, Inc.^µ 7.375%, 10/01/19	4,984,375
3,600,000	Trinidad Drilling, Ltd.*µ 7.875%, 01/15/19	3,359,250
6,450,000	W&T Offshore, Inc. 8.500%, 06/15/19	1,797,938
2,780,000	Western Refining, Inc.µ 6.250%, 04/01/21	2,590,612

		57,301,567

	Financials (5.8%)
	Ally Financial, Inc.
4,500,000	4.250%, 04/15/21	4,643,437
1,847,000	8.000%, 11/01/31	2,257,958
1,400,000	7.500%, 09/15/20µ	1,604,750
2,401,000	AON Corp.^µ 8.205%, 01/01/27	3,177,183
3,731,000	Black Knight InfoServ, LLCµ 5.750%, 04/15/23	3,944,432
2,057,000	Brookfield Residential Properties, Inc.*^µ 6.375%, 05/15/25	1,985,005
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.*
858,000	7.125%, 06/15/24	923,423
858,000	5.875%, 06/15/21	897,146
	DuPont Fabros Technology, LPµ
1,300,000	5.875%, 09/15/21	1,364,188
925,000	5.625%, 06/15/23	967,781
2,000,000	Equinix, Inc.µ 5.375%, 04/01/23	2,102,500
4,119,000	First Cash Financial Services, Inc.µ 6.750%, 04/01/21	4,234,847
2,500,000	GLP Capital, LP / GLP Financing II, Inc. 5.375%, 04/15/26	2,670,312
290,000	Iron Mountain, Inc.*~ 6.000%, 10/01/20	308,306
2,850,000	Jefferies Finance, LLC*µ 7.375%, 04/01/20	2,661,188
2,290,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	1,976,556
5,500,000	Neuberger Berman Group, LLC*µ 5.875%, 03/15/22	5,706,800

PRINCIPAL AMOUNT		VALUE

2,700,000	Quicken Loans, Inc.*^µ 5.750%, 05/01/25	$2,676,375

		44,102,187

	Health Care (5.1%)
4,000,000	Acadia Healthcare Company, Inc.µ 5.625%, 02/15/23	3,985,000
3,225,000	Alere, Inc. 6.500%, 06/15/20	3,172,594
3,755,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	3,440,519
3,100,000	DaVita HealthCare Partners, Inc.µ 5.125%, 07/15/24	3,210,438
678,000	Endo International, PLC*‡ 7.250%, 01/15/22	630,116
	HCA Holdings, Inc.µ
8,000,000	5.875%, 05/01/23	8,590,000
1,940,000	6.250%, 02/15/21	2,107,325
1,070,000	Hologic, Inc.*µ 5.250%, 07/15/22	1,138,213
1,810,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 6.375%, 08/01/23	1,921,994
1,250,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*µ 5.625%, 10/15/23	1,213,281
898,000	Surgical Care Affiliates, Inc.*µ 6.000%, 04/01/23	940,655
6,150,000	Tenet Healthcare Corp. 6.750%, 02/01/20	6,157,687
	Valeant Pharmaceuticals International, Inc.*^µ
1,550,000	7.000%, 10/01/20	1,445,375
185,000	5.500%, 03/01/23	152,509
950,000	VPII Escrow Corp.*^µ 6.750%, 08/15/18	935,750

		39,041,456

	Industrials (7.2%)
4,700,000	ACCO Brands Corp.µ 6.750%, 04/30/20	4,973,187
6,200,000	Deluxe Corp.µ 6.000%, 11/15/20	6,432,500
2,205,000	Garda World Security Corp.* 7.250%, 11/15/21	1,889,409
2,825,000	GrafTech International, Ltd. 6.375%, 11/15/20	2,182,313
4,555,000	H&E Equipment Services, Inc.µ 7.000%, 09/01/22	4,768,516
	Icahn Enterprises, LPµ
2,857,000	5.875%, 02/01/22	2,742,720
545,000	4.875%, 03/15/19	542,616
1,150,000	James Hardie International Finance, Ltd.* 5.875%, 02/15/23	1,201,750
850,000	Match Group, Inc.* 6.375%, 06/01/24	909,500
	Meritor, Inc.µ
2,053,000	6.250%, 02/15/24	1,816,905
1,605,000	6.750%, 06/15/21	1,550,831
	Michael Baker International, LLC*µ
2,084,000	8.250%, 10/15/18	2,052,740
1,499,877	8.875%, 04/15/19	1,283,332

See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

2,985,000	Navistar International Corp.^ 8.250%, 11/01/21	$2,221,959
1,804,000	Nortek, Inc.µ 8.500%, 04/15/21	1,896,455
3,300,000	Terex Corp.µ 6.000%, 05/15/21	3,357,750
2,025,000	Titan International, Inc.µ 6.875%, 10/01/20	1,868,063
2,350,000	TransDigm, Inc. 5.500%, 10/15/20	2,405,813
2,300,000	United Continental Holdings, Inc.µ 6.375%, 06/01/18	2,430,812
	United Rentals North America, Inc.µ
5,500,000	7.625%, 04/15/22	5,878,125
1,400,000	6.125%, 06/15/23	1,471,750
1,224,000	WESCO Distribution, Inc.* 5.375%, 06/15/24	1,262,250

		55,139,296

	Information Technology (6.7%)
3,200,000	Activision Blizzard, Inc.*µ 5.625%, 09/15/21	3,350,272
3,000,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	3,082,500
	Amkor Technology, Inc.µ
3,290,000	6.375%, 10/01/22^	3,339,350
939,000	6.625%, 06/01/21	948,977
8,000,000	Belden, Inc.*µ 5.500%, 09/01/22	8,325,000
3,425,000	Cardtronics, Inc.µ 5.125%, 08/01/22	3,442,125
	CDW, LLC / CDW Finance Corp.µ
1,200,000	6.000%, 08/15/22	1,285,500
845,000	5.000%, 09/01/23~	869,294
2,800,000	CommScope Technologies Finance, LLC*µ 6.000%, 06/15/25	2,964,500
3,400,000	First Data Corp.*^ 7.000%, 12/01/23	3,502,000
6,500,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	6,963,125
4,000,000	J2 Global, Inc.µ 8.000%, 08/01/20	4,177,500
	Nuance Communications, Inc.*
1,810,000	5.375%, 08/15/20µ	1,859,775
1,200,000	6.000%, 07/01/24	1,248,000
2,000,000	NXP Semiconductors, NV*µ 5.750%, 02/15/21	2,082,500
3,400,000	ViaSat, Inc.µ 6.875%, 06/15/20	3,523,250

		50,963,668

	Materials (4.6%)
2,350,000	Alcoa, Inc.^µ 5.125%, 10/01/24	2,482,187
3,300,000	ArcelorMittal, SA^µ 6.125%, 06/01/25	3,506,250
1,435,000	Chemtura Corp.µ 5.750%, 07/15/21	1,479,844
	First Quantum Minerals, Ltd.*
748,000	7.000%, 02/15/21^	668,058
738,000	6.750%, 02/15/20	679,421
4,410,000	Greif, Inc.µ 7.750%, 08/01/19	4,972,275

PRINCIPAL AMOUNT		VALUE

2,500,000	Huntsman International, LLC^ 5.125%, 11/15/22	$2,554,687
	INEOS Group Holdings, SA*
2,200,000	6.125%, 08/15/18^	2,237,466
1,800,000	5.625%, 08/01/24	1,782,000
1,200,000	5.875%, 02/15/19^	1,236,750
3,715,000	New Gold, Inc.*µ 7.000%, 04/15/20	3,842,703
2,350,000	PH Glatfelter Companyµ 5.375%, 10/15/20	2,383,781
	Sealed Air Corp.*µ
2,055,000	6.500%, 12/01/20	2,367,103
900,000	5.250%, 04/01/23	957,938
4,000,000	Trinseo Materials Operating, SCA*^ 6.750%, 05/01/22	4,195,000

		35,345,463

	Telecommunication Services (4.2%)
	CenturyLink, Inc.
2,036,000	6.750%, 12/01/23µ	2,122,530
425,000	7.500%, 04/01/24^	453,953
	Frontier Communications Corp.
2,782,000	7.625%, 04/15/24µ	2,594,215
1,975,000	11.000%, 09/15/25	2,113,250
1,580,000	10.500%, 09/15/22	1,707,388
286,000	6.875%, 01/15/25µ	250,965
1,450,000	Intelsat Jackson Holdings, SA*^ 8.000%, 02/15/24	1,382,031
	Neptune Finco Corp.*
1,400,000	10.875%, 10/15/25	1,638,000
200,000	10.125%, 01/15/23µ	229,000
2,350,000	SBA Communications Corp.µ 5.625%, 10/01/19	2,430,781
	Sprint Corp.µ
11,220,000	7.875%, 09/15/23	10,301,362
1,480,000	7.125%, 06/15/24	1,312,575
1,035,000	7.250%, 09/15/21	965,138
4,700,000	T-Mobile USA, Inc.µ 6.625%, 04/01/23	5,049,563

		32,550,751

	Utilities (1.7%)
3,000,000	AES Corp.µ 7.375%, 07/01/21	3,421,875
4,960,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	5,254,500
4,500,000	Calpine Corp.* 6.000%, 01/15/22	4,716,562

		13,392,937

	TOTAL CORPORATE BONDS (Cost $475,869,862)	467,825,971

CONVERTIBLE BONDS (48.1%)
	Consumer Discretionary (7.3%)
7,100,000	CalAtlantic Group, Inc.µ 1.250%, 08/01/32	7,584,398
3,200,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	3,473,264
8,550,000	Liberty Media Corp. 1.375%, 10/15/23	9,123,919
12,800,000	Priceline Group, Inc.^µ 0.350%, 06/15/20	15,584,320

See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

22,850,000		Tesla Motors, Inc.^µ 1.250%, 03/01/21	$20,139,647

			55,905,548

		Financials (4.2%)
7,300,000		Ares Capital Corp.µ 4.750%, 01/15/18	7,619,557
1,600,000	EUR	Azimut Holding, S.p.A.µ 2.125%, 11/25/20	1,827,379
3,600,000		Colony Starwood Homes 3.000%, 07/01/19	4,168,908
6,500,000	CAD	Element Financial Corp.* 4.250%, 06/30/20	5,091,273
2,050,000		Extra Space Storage, LP*^ 3.125%, 10/01/35	2,267,280
3,500,000		IAS Operating Partnership, LP*µ 5.000%, 03/15/18	3,458,175
4,200,000		Spirit Realty Capital, Inc.^µ 2.875%, 05/15/19	4,714,983
2,900,000		Starwood Property Trust, Inc.^µ 4.550%, 03/01/18	3,091,676

			32,239,231

		Health Care (8.0%)
5,711,000		BioMarin Pharmaceutical, Inc.^µ 1.500%, 10/15/20	7,569,074
5,900,000		Cepheid 1.250%, 02/01/21	5,482,546
5,950,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	7,441,308
8,300,000		Hologic, Inc.‡ 0.000%, 12/15/43	10,262,742
1,435,000		Incyte Corp. 1.250%, 11/15/20	2,639,424
5,400,000		Ionis Pharmaceuticals, Inc.µ 1.000%, 11/15/21	4,251,825
5,100,000		Ironwood Pharmaceuticals, Inc.^ 2.250%, 06/15/22	5,598,295
3,489,000		Medidata Solutions, Inc.^ 1.000%, 08/01/18	4,074,611
7,442,000		Molina Healthcare, Inc.^µ 1.625%, 08/15/44	8,680,051
4,050,000		NuVasive, Inc.* 2.250%, 03/15/21	4,954,649

			60,954,525

		Industrials (2.1%)
2,022,000		Air Lease Corp.^µ 3.875%, 12/01/18	2,528,733
3,403,000		Atlas Air Worldwide Holdings, Inc. 2.250%, 06/01/22	3,376,406
5,200,000		Tutor Perini Corp.*^ 2.875%, 06/15/21	5,714,904
4,400,000		Weatherford International, Ltd.^ 5.875%, 07/01/21	4,921,972

			16,542,015

		Information Technology (25.6%)
5,222,000		Blackhawk Network Holdings, Inc.* 1.500%, 01/15/22	5,342,106
3,300,000		Citrix Systems, Inc.^µ 0.500%, 04/15/19	3,873,474
5,400,000		Cypress Semiconductor Corp.*^ 4.500%, 01/15/22	6,041,682

PRINCIPAL AMOUNT		VALUE

5,150,000	Euronet Worldwide, Inc.^µ 1.500%, 10/01/44	$6,321,470
2,700,000	Finisar Corp. 0.500%, 12/15/33	2,662,281
	FireEye, Inc.
5,300,000	1.000%, 06/01/35^	4,958,786
4,826,000	1.625%, 06/01/35	4,447,111
2,900,000	Inphi Corp.* 1.125%, 12/01/20	3,254,308
11,350,000	Intel Corp.^µ 3.250%, 08/01/39	19,406,400
3,900,000	Knowles Corp.* 3.250%, 11/01/21	3,993,659
7,850,000	LinkedIn Corp.µ 0.500%, 11/01/19	7,778,251
9,400,000	Microchip Technology, Inc.^µ 1.625%, 02/15/25	11,266,088
6,225,000	Micron Technology, Inc. 2.125%, 02/15/33	9,082,368
3,450,000	Novellus Systems, Inc.^µ 2.625%, 05/15/41	9,134,358
2,200,000	NVIDIA Corp.µ 1.000%, 12/01/18	6,226,308
9,300,000	NXP Semiconductors, NV^ 1.000%, 12/01/19	10,392,238
	ON Semiconductor Corp.
6,400,000	1.000%, 12/01/20^	6,006,080
4,900,000	2.625%, 12/15/26µ	5,245,499
1,550,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	2,061,368
7,450,000	Proofpoint, Inc.^ 0.750%, 06/15/20	8,782,730
2,700,000	Red Hat, Inc.^ 0.250%, 10/01/19	3,319,299
8,800,000	Salesforce.com, Inc.^µ 0.250%, 04/01/18	11,591,316
3,759,000	ServiceNow, Inc.^µ 0.000%, 11/01/18	4,482,401
	SunEdison, Inc.µ
9,411,000	0.250%, 01/15/20*	404,014
898,000	2.000%, 10/01/18	37,514
5,125,000	SunPower Corp.^µ 0.750%, 06/01/18	4,862,907
3,200,000	Synchronoss Technologies, Inc.^µ 0.750%, 08/15/19	3,330,080
7,325,000	Twitter, Inc.^ 1.000%, 09/15/21	6,618,284
4,000,000	Verint Systems, Inc.^ 1.500%, 06/01/21	3,750,760
	WebMD Health Corp.
3,937,000	2.625%, 06/15/23*^	3,989,598
2,375,000	2.500%, 01/31/18	2,673,431
	Workday, Inc.^
5,125,000	0.750%, 07/15/18µ	6,051,626
1,950,000	1.500%, 07/15/20	2,414,237
5,950,000	Yahoo!, Inc.^µ 0.000%, 12/01/18	5,932,180

		195,734,212

	Materials (0.9%)
3,148,000	Royal Gold, Inc.^ 2.875%, 06/15/19	3,595,787

See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

2,800,000	RTI International Metals, Inc.µ 1.625%, 10/15/19	$3,115,182

		6,710,969

	TOTAL CONVERTIBLE BONDS (Cost $388,613,508)	368,086,500

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
700,000	United States Treasury Note~ 0.875%, 11/30/16 (Cost $700,283)	701,258

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (26.7%)
	Consumer Discretionary (0.8%)
9,155	Fiat Chrysler Automobiles, NV 7.875%	5,729,657

	Consumer Staples (2.1%)
54,000	Bunge, Ltd.µ 4.875%	5,389,875
30,800	Post Holdings, Inc.µ 5.250%	4,725,798
77,800	Tyson Foods, Inc.µ 4.750%	6,263,678

		16,379,351

	Energy (2.0%)
117,800	Hess Corp. 8.000%	7,765,376
158,550	Southwestern Energy Companyµ 6.250%	5,287,642
43,235	WPX Energy, Inc. 6.250%	2,169,100

		15,222,118

	Financials (7.5%)
207,200	Affiliated Managers Group, Inc.µ 5.150%	11,460,750
	American Tower Corp.
64,000	5.250%µ	7,208,320
16,650	5.500%^	1,842,323
4,600	Bank of America Corp.^ 7.250%	5,547,600
93,000	Crown Castle International Corp.^µ 4.500%	10,737,780
52,500	Mandatory Exchangeable Trust* 5.750%	5,553,713
4,375	Wells Fargo & Companyµ 7.500%	5,824,262
130,225	Welltower, Inc.^ 6.500%	9,148,306

		57,323,054

	Health Care (6.7%)
24,950	Allergan, PLC 5.500%	22,363,683
49,750	Amsurg Corp.µ 5.250%	7,001,815
302,500	Anthem, Inc.µ 5.250%	13,452,175

NUMBER OF SHARES		VALUE

9,200	Teva Pharmaceutical Industries, Ltd. 7.000%	$8,169,600

		50,987,273

	Industrials (1.0%)
57,750	Stanley Black & Decker, Inc.µ 6.250%	7,277,077

	Information Technology (0.7%)
53,400	Belden, Inc. 6.750%	5,660,400

	Materials (0.3%)
70,000	Alcoa, Inc.^ 5.375%	2,534,000

	Telecommunication Services (2.0%)
58,870	Frontier Communications Corp. 11.125%	5,821,066
125,650	T-Mobile USA, Inc. 5.500%	9,809,495

		15,630,561

	Utilities (3.6%)
170,000	Dominion Resources, Inc.µ 6.375%	8,863,800
270,000	Exelon Corp.µ 6.500%	13,513,500
86,000	NextEra Energy, Inc.^µ 6.371%	5,368,120

		27,745,420

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $199,033,660)	204,488,911

COMMON STOCKS (0.7%)
	Energy (0.2%)
140,827	WPX Energy, Inc.^#	1,406,862

	Financials (0.1%)
13,850	American International Group, Inc.^µ	753,994

	Industrials (0.4%)
30,780	United Technologies Corp.^µ	3,313,467

	TOTAL COMMON STOCKS (Cost $5,447,341)	5,474,323

SHORT TERM INVESTMENT (2.4%)
17,796,322	Fidelity Prime Money Market Fund - Institutional Class (Cost $17,796,322)	17,796,322

See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

NUMBER OF SHARES		VALUE

TOTAL INVESTMENTS (139.1%) (Cost $1,087,460,976)		1,064,373,285

LIABILITIES, LESS OTHER ASSETS (-39.1%)		(299,012,162)

NET ASSETS (100.0%)		$765,361,123

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%) #
	Energy (0.0%)
1,940	Southwestern Energy Company Call, 09/16/16, Strike $15.00 (Premium $183,248)	$(199,820)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $586,857,113. $141,037,814 of the collateral has been re-registered by one of the counterparties, BNP (see Note 3 — Borrowings).
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $2,085,625.
‡	Variable rate or step bond security. The rate shown is the rate in effect at July 31, 2016.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	$55,000,000	$(161,843)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(117,831)

					$(279,674)

See accompanying Notes to Schedule of Investments

Note 1 — Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The schedule of investments have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of July 31, 2016.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 — Investments

The following information is presented on a federal income tax basis as of July 31, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at July 31, 2016 was as follows:

Cost basis of investments	$1,095,658,093

Gross unrealized appreciation	51,416,264
Gross unrealized depreciation	(82,701,072)

Net unrealized appreciation (depreciation)	$(31,284,808)

Note 3 — Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $215.0 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $215.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended July 31, 2016, the average borrowings under the Agreements were $313.0 million. For the period ended July 31, 2016, the average interest rate was 1.11%. As of July 31, 2016, the amount of total outstanding borrowings was $306.0 million ($153.0 million under the BNP Agreement and $153.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on July 31, 2016 was 1.10%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As July 31, 2016, the Fund used approximately $88.8 million of its cash collateral to offset the SSB Agreement, representing 8.3% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.91%, which can fluctuate depending on interest rates. As of July 31, 2016, approximately $86.7 million of securities were on loan ($75.2 million of fixed income securities and $11.5 million of equity securities).

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposes of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt, and is not a maintenance test.

Note 4 — Interest Rate Swaps

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Note 5 — Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2  —  Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3  —  Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$467,825,971	$—	$467,825,971
Convertible Bonds	—	368,086,500	—	368,086,500
U.S. Government and Agency Security	—	701,258	—	701,258
Convertible Preferred Stocks	165,968,718	38,520,193	—	204,488,911
Common Stocks U.S.	5,474,323	—	—	5,474,323
Short Term Investment	17,796,322	—	—	17,796,322

Total	$189,239,363	$875,133,922	$—	$1,064,373,285

Liabilities:
Written Option	$199,820	$—	$—	$199,820
Interest Rate Swaps	—	279,674	—	279,674

Total	$199,820	$279,674	$—	$479,494

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 15, 2016

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	September 15, 2016